UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
           ______________________________________


                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                       April 23, 2003

                         VIACOM INC.
          ________________________________________

                 (Exact name of registrant as
                  specified in its charter)


    Delaware        1-9553      04-2949533
---------------    ---------   -----------
 State or other    Commission   IRS Employer
  jurisdiction     File         Identification
of incorporation   Number       Number




       1515 Broadway, New York, NY                10036
------------------------------------------------------------
   (Address of principal executive offices)     (Zip Code)


                       (212) 258-6000
    ----------------------------------------------------
     (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure (and information furnished under Item 12)

     The following information is furnished pursuant to Item
9, "Regulation FD Disclosure" and Item 12, "Results of
Operations and Financial Condition."

     Beginning January 1, 2003, the Registrant operates Infinity as two segments, Radio and Outdoor. The Registrant is disclosing 2002 quarterly financial information relating to such businesses to conform with the current presentation of the Radio and Outdoor segments. A copy of such information is attached hereto as Exhibit 99, is incorporated by reference herein in its entirety and is being made available in the Shareholder section of the Registrant's website at www.viacom.com.
--------------

                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VIACOM INC.
			      (Registrant)


                    	By:       /s/ Michael D. Fricklas
				-----------------------------
                                  Michael D. Fricklas
                                  Executive Vice President,
                                  General Counsel
                                  and Secretary




Date:  April 23, 2003

			Exhibit Index

  99 Information disclosed by the Registrant regarding its Radio and Outdoor businesses.